UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

| |      Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

|X|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to ss.240.14a-12


                               RUBY MINING COMPANY
                (Name of Registrant as Specified In Its Charter)

                    -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

|X| No fee required.

|_| Fee computed on table below per Securities Exchange Act Rules 15a-6(i)(4) and 0-11.*

|_| Fee paid previously with preliminary materials.

         (1) Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Securities Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------

         (5) Total fee paid:

              ------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

              ------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------
         (3)  Filing Party:

              ------------------------------------------------------------------
         (4)  Date Filed:

              ------------------------------------------------------------------

                               RUBY MINING COMPANY
                               3318 HWY 5, NO. 504
                        DOUGLASVILLE, GEORGIA 30135-2308

                               September 22,2005

Dear Shareholder:

     On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of RUBY MINING COMPANY, INC. (the "Company")to be held on Monday, October 31, 2005, at 10:00 a.m., Eastern Daylight Time, at the Hilton Savannah DeSoto Hotel, 15 Liberty Street, Savannah, Georgia, 31401. Please call the hotel at 1-800-426-8483 to reserve a room. Reservations must be made on or before Friday, September 30, 2005 to receive the discounted group rate of $139/night.

     The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation. Also enclosed is a copy of the Company's Annual Report, as amended, on Form 10-KSB/A for the year ended December 31, 2004.

     The matters to be addressed at the meeting will include (i) the election of five (5) directors; (ii) the approval of the proposed amendment to the Company's s of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 350,000,000 shares and to authorize 50,000,000 shares of "blank check" preferred stock; (iii) the approval of the amendment to the Company's 2002 Employee Stock Option Plan (the "Plan) to authorize an additional 5,000,000 shares of common stock to be made available for issuance under the Plan; (iv) the approval of the proposed amendment to change the name of the Company from Ruby Mining Company to Admiralty Holding Company; and (v) the ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company's registered public independent accountants for the fiscal year ending December 31, 2005. I will also report on the Company's business activities and answer any stockholder questions. The Board of Directors recommends that you vote FOR election of the director nominees, FOR the amendment to the Articles of Incorporation to increase the number of authorized shares of common stock and to authorize shares of "blank check" preferred stock; FOR the amendment to the 2002 Stock Option Plan to authorize additional 5,000,000 shares for issuance thereunder; FOR the amendment to change the Company's name; and FOR ratification of appointment of the Company's registered public independent accountants. Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting.

     Your vote is very important. We hope you will take a few minutes to review the Proxy Statement and complete, sign, and return your Proxy Card in the envelope provided, even if you plan to attend the meeting. Please note that sending us your Proxy will not prevent you from voting in person at the meeting, should you wish to do so.

     Thank you for your support. We look forward to seeing you at the Annual Meeting.

                                           Sincerely yours,


                                           G. Howard Collingwood
                                           Chairman and Chief Executive Officer

                               RUBY MINING COMPANY
                               3318 HWY 5, NO. 504
                        DOUGLASVILLE, GEORGIA 30135-2308

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD OCTOBER 31, 2005

                            -------------------------

To our Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Ruby Mining Company (the "Company") will held be on Monday, October 31, 2005, at 10:00 a.m., Eastern Daylight Time, at the Hilton Savannah DeSoto Hotel, 15 Liberty Street, Savannah, Georgia, 31401. At the Annual Meeting, shareholders will consider and act upon the following matters:

     1. To elect a Board of Directors consisting of 5 directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

     2. To approve the proposed amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 350,000,000 shares and to authorize 50,000,000 shares of "blank check" preferred stock;

     3. To amend the Company's 2002 Stock Option Plan to authorize an additional 5,000,000 shares of common stock to be made available for issuance under the plan;

     4. To approve the proposed amendment to the Company's Articles of Incorporation to change the name of the Company from Ruby Mining Company to Admiralty Holding Corporation:

     5. To ratify the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company's registered public independent accountants for the fiscal year ending December 31, 2005; and

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Also included is a single-page Proxy/Voting Instruction Form and a postage prepaid return envelope. Only shareholders of record at the close of business on September 14, 2005 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     If you do not expect to attend the meeting in person, it is important that your shares be represented. Please use the enclosed proxy card to vote on the matters to be considered at the meeting, sign and date the proxy card and mail it promptly in the enclosed envelope, which requires no postage if mailed in the United States.

     You may revoke your proxy at any time before the meeting by written notice to such effect, by submitting a subsequently dated proxy or by attending the meeting and voting in person. If your shares are held in "street name," you should instruct your broker how to vote in accordance with your voting instruction form.

                                           By order of the Board of Directors,



                                           Murray D. Bradley, Jr.
                                           Chief Financial Officer, Treasurer
                                                    and Secretary

September 22, 2005
Atlanta, Georgia

                               RUBY MINING COMPANY
                               3318 HWY 5, NO. 504
                        DOUGLASVILLE, GEORGIA 30135-2308


                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Ruby Mining Company, a Colorado corporation (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Monday, October 31, 2005, at the Hilton Savannah DeSoto Hotel, 15 Liberty Street, Savannah, Georgia, 31401, beginning at 10:00 a.m., local time (EST), or at any adjournment(s) thereof.

     The purposes of the meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Hilton Savannah DeSoto Hotel, 15 Liberty Street, Savannah, Georgia, 31401 at 10:00am. This Proxy Statement and accompanying materials are being mailed on or about September 22, 2005. The Company will bear the cost of this solicitation.

RECORD DATE

     Shareholders of record of the Company's Common Stock at the close of business on September 14, 2005 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 55,592,190 shares of the Company's Common Stock, $.001 par value, were issued and outstanding. Shareholders of the Common Stock at the Record Date are entitled to one vote per share and shareholders holding at least one-third of the outstanding shares of Common Stock represented in person or by proxy shall constitute a quorum for the transaction of business at the Annual Meeting.

REVOCABILITY OF PROXIES

     Shareholders may revoke any appointment of proxy given pursuant to this solicitation by delivering the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. An appointment of proxy is revoked upon the death or incapacity of the shareholder if the Secretary or other officer of the Company authorized to tabulate votes receives notice of such death or incapacity before the proxy exercises its authority under the appointment.

VOTING AND SOLICITATION

     Each shareholder will be entitled to one vote for each share of Common Stock held at the record date. Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. The proposals to amend the Company's Articles of Incorporation to increase the shares of authorized common stock and to authorize shares of "blank check" preferred stock and to change the Company's name and the proposal to increase the number of shares available for issuance under the Company's 2002 Employee Stock Option Plan require the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote at the Annual Meeting. The proposal regarding the approval of the selection of independent auditors requires that the votes cast in person or proxy by holders of the Company's common stock favoring the proposal exceed the votes cast by holders of the Company's common stock opposing the proposal, provided a quorum is present.

     Nominees, such as banks and brokers (hereinafter referred to as "brokers") who hold shares in street name, have the discretionary authority to vote on certain routine matters on which they have not received instructions from beneficial owners. However, brokers do not have discretionary authority and may not vote shares held for customers on approval of certain other matters without specific instructions from such customers. "Broker non-votes" on any such proposal (where a broker submits a proxy but does not have discretionary authority to vote a customer's shares on such proposal) will not be included in the vote totals on that proposal but such shares represented will be included for purposes of determining a quorum.

     The principal executive offices of the Company are located at 3318 Hwy 5, #504, Douglasville, GA 30135-2308. In addition to the use of the mails, proxies may be solicited personally, by telephone, or by facsimile, and the Company may reimburse brokerage firms and other persons holding shares in the Company in their names or those of their nominees for their reasonable expenses in forwarding soliciting materials to the beneficial owners.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


     Five Directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Each Director of the Company is elected at the Company's Annual Meeting of Stockholders and serves until his successor is elected or qualified. Vacancies and newly created directorships resulting from any increase in the number of authorized Directors may be filled by a majority vote of Directors then remaining in office. Officers are elected by and serve at the direction of the Board of Directors.

     Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number. Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's 5 nominees named below, all of whom are presently directors of the Company.

        The following table sets forth certain information concerning each nominee for election as a Director of the Company:

    Name                    Age    Director Since     Position with the Company
    ----                    ---    --------------     -------------------------

G. Howard Collingwood        63    May 2001           CEO, Director and
                                                      Chairman of the Board

Murray D Bradley, Jr.        58    May 2001           CFO, Treasurer, Secretary,
and Director

Captain Bill Boone           54    March  2004        Director

Marc Wallace                 59    March  2004        Director

Marc Geriene                 52    November 2004      Director

BACKGROUND

     The following is a brief summary of the background of each Director and nominee for Director of the Company:

     G. HOWARD COLLINGWOOD has been an employee of the Company since November 2003 and a director of its wholly-owned subsidiary, Admiralty Corporation ("Admiralty"), since 1997. He is the sole owner of Collingwood Associates. Mr. Collingwood has over 30 years of management experience, including extensive successful business management. Prior to joining Admiralty he was Vice President of International Operations for CTB, Inc., a Berkshire-Hathaway company from October 1997 until November 2003. Howard was an employee of Honeywell (formerly Allied Signal) previously for 23 years and was Vice President General Manager of a business unit (SBU) at the time of his retirement from Allied Signal, a multi-billion dollar public company. Additionally, he is the owner of HCG Global, which was a significant stockholder of Admiralty prior to its becoming a subsidiary of the Company. Additionally, Mr. Collingwood is sole owner of Virtual Intelligence Applications, Inc. (VIA) a personnel and research contractor to certain U.S. Government projects.

     MURRAY D. BRADLEY, JR., a co-founder of Admiralty, has served as an officer and director of Admiralty since its inception in April 1988 and was an employee of Admiralty from 1997 until present. For the past four years, he has been an employee of the Company. He is also an investment professional with a regional independent brokerage firm and executive and administrative partner of the Bradley-Johnson Family Fund, a private investment company. Murray is a graduate of Oxford College of Emory University and of Georgia State University where he completed graduate courses in Accounting and Business Administration. For the past 25 years Murray has worked in the retail securities business as a retail broker and in various management positions, prior to which he was the chief financial officer for a large health care organization. In addition to being a registered representative with the National Association of Securities Dealers, Inc. ("NASD"), he is a registered principal with the NASD and has served and continues to serve on various corporate and civic boards.

     CAPTAIN BILL BOONE is currently a nautical consultant to the Company who advises and works with Admiralty in operations on the Pedro Bank, Jamaica and elsewhere, principally on matters of marine vessel deployment. For the past 12 years, he has served as the Captain of the Highlander, the famed 151-foot motor yacht owned by Forbes Magazine. Bill has captained the Highlander in the waters off the East and West coasts of the United States and the Great Lakes, and has taken her on voyages as far away as Russia. He is a North Carolina native and attended college at Elon College in Burlington, N.C. and at North Carolina State University in Raleigh, N.C.

     MARC WALLACE was President of Novations Strategic Alliances, which helps clients reduce enterprise-wide system costs and increase organizational training effectiveness through a single project approach or more complex company-wide strategic initiatives, a position he had held since May, 1998 until his retirement in October, 2004. Prior to Jan, 2003, the company's names was Provant, Inc and prior to that it was known as J. Howard & Associates. Marc served as Group President of the Performance Solutions Group. Marc consults with corporate executives throughout the United States and Great Britain, making frequent presentations to Fortune 500 companies covering a range of industries, including retail, health care, banking and finance, and telecommunications. He is also a certified motivation and performance trainer, and currently serves on several corporate and academic boards, including Belmont Hill School, Northeastern University and the Berkley School of Music. Marc also sits on the Board of Advisors for the National Black MBA Association and the Board of Advisors for First Community Bank in Boston. He earned his M.B.A. with a concentration in Finance at Central Michigan University, and his B.A. in Mathematics at Adams State College.

     MARC GERIENE is co-inventor of the Nova Ray(R) remotely operated vehicle
(ROV), and President of Nova Ray, Inc. Since the founding of Nova Marine Exploration, Inc. ("Nova Marine") in January of 1992, Marc has served as Chairman and Director of Nova Marine, and as a Director and President of Nova Ray, Inc., which was founded in January 2003. Marc attended Morris County College in Morris County, New Jersey, graduating with an AA degree in Social Studies. He next attended Seton Hall University in South Orange, New Jersey with a study concentration in Chinese Culture and Language. He continued his studies of Chinese Culture and Language at the University of Washington. In 1978, Marc became a commercial diver with a company under the direction of John Doering, one of the original partners of the USS Central America group that eventually recovered the gold on the USS Central America. As President of Nova Ray, Inc., his duties have included pursuing acquisition of a significant portion of the existing ROV market while working to make the Nova Ray(R) the ROV of choice in the lucrative emerging markets. Through Marc's guidance Nova Ray(R) has been granted 7 patents and 1 trademark registration, and 4 additional patent applications are pending.

       GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS AND OFFICERS

BOARD MEETINGS AND COMMITTEES

     The size of the Board of Directors of the Company for the coming year is five members. Three of the directors, or a majority of the Board of Directors, are independent directors. The term of office of each director is for a period of one year or until the election and qualification of his successor. The Board of Directors met formally 5 times during 2004 and met informally on a number of occasions, voting on corporate actions by written consent. All of the Company's current directors attended all of the meetings of the Board of Directors either in person or by telephone.

     Unless authority is withheld by your Proxy, it is intended that the common stock represented by your Proxy will be voted for the respective nominees listed above. If any nominee should not serve for any reason, the Proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee. The Board of Directors has no reason to expect that any nominee will be unable to serve. There is no arrangement between any of the nominees and any other person or persons pursuant to which he was or is to be selected as a director.

     There are three committees of the Board of Directors, which meet periodically during the year: the Compensation Committee, the Audit Committee, and the Corporate Governance Committee.

     The Compensation Committee is responsible for recommending to the Board of Directors for approval the annual compensation of each executive officer of the Company, developing policy in the areas of compensation and fringe benefits, granting of options under the stock option plans, and creating other employee compensation plans. The Compensation Committee consists of Messrs. Boone, Geriene and Wallace, with Mr. Wallace being the Chairman of the Committee. During 2004, the Compensation Committee met on one occasion.

     The Audit Committee directs the auditing activities of the Company's internal auditors and registered public independent accounting firm and reviews the services performed by the registered public independent accounting firm and evaluates the Company's accounting practices and procedures and its system of internal accounting controls. The Audit Committee consists of Messrs. Boone, Geriene and Wallace, with Mr. Wallace serving as Chairman of the Committee. During 2004, the Audit Committee met on one occasion. The Company's Board of Directors has determined that Marc Wallace, who currently serves as director of the Company as well as a member of the Company's audit committee, is an independent audit committee financial expert.

     The Corporate Governance Committee is newly formed and will have its first meeting later this year. It will develop and recommend to the Board of Directors prior to the end of this calendar year a set of corporate governance principles. The Corporate Governance Committee consists of Messrs. Boone, Geriene, and Wallace, with Bill Boone serving as Chairman of the Committee.

DIRECTOR NOMINATING PROCESS

     The Company believes that a standing nominating committee is not necessary or cost efficient for a company its size. All directors participate in the consideration of director nominees. The Company does not have a formal nominating committee charter. For at least the past four years, the Board of Directors has not received a recommendation from a stockholder as to a candidate for nomination to the Board of Directors and therefore has not previously formed a policy with respect to consideration of such a candidate. However, it is the Board's intent to consider any stockholder nominees that may be put forth in the future. The Board has not identified any specific minimum qualifications or skills that it believes must be met by a nominee for director. It is the intent of the Board to review from time to time the appropriate skills and characteristics of directors in the context of the current make-up of the Board and the requirements and needs of the Company at a given time. Given the current composition, stability and size of the Board of Directors of the Company, the fact that all director-nominees are standing for re-election and that the Board has received no nominee candidates from stockholders, the Board has not considered other candidates for election at the upcoming annual meeting of stockholders.

MEETINGS OF NON-MANAGEMENT DIRECTORS

        The Company's non-management directors meet from time to time without management participation. In addition, an executive session including only the independent directors is held at least annually.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Stockholders who wish to communicate with the Board of Directors or a particular director may send a letter to Murray D. Bradley, Jr., Chief Financial Officer, Treasurer and Secretary, Ruby Mining Corporation, P.O. Box 2240, Dallas, Georgia 30132. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the board or just certain specified individual directors. The Company's Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

EXECUTIVE OFFICERS

     The only executive officers of the Company are G. Howard Collingwood, Chief Executive Officer and President and Murray D. Bradley, Jr., Chief Financial Officer and Secretary-Treasurer. Information on these individuals is set forth above in the Background Information on the director nominees.

COMPENSATION OF DIRECTORS

     All non-employee Directors receive will $250 per meeting attended as compensation for their services as Directors and are reimbursed for expenses incurred in connection with the performance of their duties. All employee Directors will receive $150 per meeting attended as compensation for their services and are reimbursed for expenses incurred in connection with the performance of their duties.

CODE OF BUSINESS CONDUCT

     All of the Company's officers, employees and directors are required to comply with the Company's Code of Business Conduct and Ethics to help insure that the Company's business is conducted in accordance with appropriate standards of ethical behavior. The Company's Code of Business Conduct and Ethics covers all areas of professional conduct, including customer relationships, conflicts of interest, insider trading, financial disclosures, intellectual property and confidential information, as well as requiring adherence to all laws and regulations applicable to the Company's business. A copy of the Code of Business Conduct and Ethics may be obtained at no charge by written request to the attention of Murray D. Bradley, Jr., Chief Financial Officer, Ruby Mining Company.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth, for each of the last three fiscal years, the compensation received by G. Howard Collingwood, President and Chief Executive Officer of the Company, and other executive officers whose salary and bonus for all services in all capacities exceeded $100,000 for the fiscal years ended December 31, 2004, 2003 and 2002.

                           SUMMARY COMPENSATION TABLE

Name and Principal Position                              Annual Compensation
                                               Year       Salary      Bonus
---------------------------------------------------      --------     ------
G. Howard Collingwood, Chairman and CEO*       2004      $150,000      -0-
                                               2003      $ 25,000      -0-

Herbert C. Leeming (Former CEO)**              2003      $110,000      -0-
                                               2002      $102,000      -0-

Murray D. Bradley, JR.,
  Dir., Sec./Treasurer and CFO***              2004      $138,000      -0-
                                               2003      $ 92,000      -0-


   *The CEO's entire compensation for 2003 and 2004 was deferred. Mr. Collingwood was President & COO and began his employment with the company on November 1, 2003 for an annual salary of $150,000. On April 21, 2004 Mr. Collingwood became Chairman and CEO for an annual salary of $150,000.

   **Mr. Leeming was Chairman and CEO of the Company in 2002 and 2003. His salary in 2002 and 2003 was accrued and subsequently forgiven at the end of 2003.

    *** The CFO worked part time during 2003 until November of 2003 and was due a total salary of $92,000 of which $34,500 was deferred in 2003 and in 2004 his salary was $138,000 of which $29,800 of was deferred. In 2004, the Board also granted Mr. Bradley 1,050,000 restricted five-year warrants, exercisable after six months, for retention of his services.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information regarding stock options (and warrants) during the fiscal year ended December 31, 2004, to each named executive officer.

                                                      Percentage of
                                                      Total Options     Exercise
                             Number of                 Granted to          Price
Name                 Securities Underlying Options      Employee in     Per Share    Expiration
                             Granted (#)              Fiscal Year (%)    ($/Sh.)        Date

MURRAY D. BRADLEY, JR.      1,050,000 (1)                24.9%            $0.25       6/11/09


     (1) Retention warrants granted on June 11, 2004 exercisable for 5 years into restricted shares at $0.25 per share vesting in six months.

2002 EMPLOYEE STOCK OPTION PLAN

     The Company adopted the 2002 Stock Option Plan (the "Plan") on January 1, 2002 for officers, employees, directors and consultants. The Plan authorized the granting of stock options to purchase an aggregate of not more than 4,500,000 shares of its common stock. On January 30, 2002, options for substantially all 4,500,000 shares were granted.

     The Compensation Committee administers the 2002 Stock Option Plan. In general, the Compensation Committee is empowered to select the persons to whom options will be granted and to determine, subject to the terms of the Plan, the number, exercise, and other provisions of such options. Options granted under the Plan become exercisable at such times as may be determined by the Compensation Committee. Options granted under the Plan may be either incentive (qualified) stock options, as such term is defined in the Internal Revenue Code, or non-incentive (non-qualified) stock options. Incentive stock options may only be granted to persons who are employees. Non-incentive stock options may be granted to any person, including, but not limited to, employees, independent agents, and consultants, as the Compensation Committee believes has contributed, or will contribute, to the Company's success. The Compensation Committee also determines the exercise price of options granted under the Plan, provided that, in the case of incentive stock options, such price is not less than 100% (110% in the case of incentive stock options granted to holders of 10% of voting power of the company's capital stock) of the fair market value (as defined in the
Plan) of the common stock on the date of grant. The aggregate fair market value (determined at the time of option grant) of stock with respect to which incentive stock options become exercisable for the first time in any year cannot exceed $100,000.

     The term of each option shall not be more than ten years (five years in the case of incentive stock options granted to holders of 10% of the voting power of its stock) from the date of grant. The Board of Directors has a right to amend, suspend or terminate the 2002 Stock Option Plan at any time; provided, however, that unless ratified by its shareholders, no amendment or change in the Plan will be effective that would increase the total number of shares that may be issued under the plan, materially increase the benefits accruing to persons granted under the Plan or materially modify the requirements as to eligibility and participation in the Plan. No amendment, supervision or termination of the Plan shall, without the consent of an employee to whom an option shall heretofore have been granted, affect the rights of such employee under such option.

EMPLOYMENT AGREEMENTS

     The Company has no written employment agreements with any of its executive officers. The Company has agreed to pay G. Howard Collingwood, its President and Chief Operating Officer, an annual salary of $ 150,000 for the fiscal year ending December 31, 2005. The Company has agreed to pay Murray D. Bradley, Jr., its Chief Financial Officer and Secretary-Treasurer, an annual salary of $138,000 for the fiscal year ending December 31, 2005

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The information set forth herein describes certain transactions between The Company and certain affiliated parties. Future transactions, if any, will be approved by a majority of the disinterested members and will be on terms no less favorable to the Company than those that could be obtained from unaffiliated parties.

     At December 31, 2004 and 2003 amounts payable by the Company to Larsen Laboratories, a company owned entirely by James Larsen, a former executive officer (Chief Technical Officer) and director of the Company (and now a technology consultant to the Company), were $185,000 and $85,000, respectively. Payment was begun in 2003 and continued in early 2004 representing a total to

     Larsen Laboratories of $400,000 for production of the ATLIS(TM) non-ferrous metal detection device to be used in the field. Additionally, a significant increased cost for the production of the ATLIS(TM) field units was encountered in 2004 and the Company is attempting to complete the construction of the ATLIS(TM) field units by the end of the third quarter of 2005 as funds are available.

     Additionally, the Company's President and CEO, G. Howard Collingwood, and Walter Cytacki, a 5% or greater shareholder, advanced funds on behalf of the Company for the acquisition of the Company's 100 foot research vessel, the R/V New World Legacy. As of December 31, 2004, two advances totaling $50,000 were outstanding to Mr. Cytacki; they bear interest at 6.75% and mature in 2005. The remaining advances were converted into loans, which were negotiated independently of any request by Messrs. Collingwood and Cytacki, which carry an interest rate of 6.75% and are amortized over a period of 7 (seven) years. These two individuals have also agreed by letter to an indefinite suspension of the monthly repayments until the Company is in financial position to resume payments. These loans are more fully described in the notes to the Financial Statements included in the Company's Annual Report for the Company's Fiscal Year Ended December 31, 2004, on Form 10-KSB/A, which is annexed hereto.

     Paul Collingwood, son of Howard Collingwood, the Company's President and CEO, provides consulting services to the Company as the Company's internet web master. These services are provided at a rate of $75.00 per hour worked and he is directed by the Company's CEO to perform these services on an as needed basis. For the Company's 2004 fiscal year, he was paid $2,270.00 by the Company.

     Marc Geriene, who became a Director of the Company in November 2004, is also a Director of Nova Marine Exploration, Inc. ("Nova Marine"). Nova Marine owns 100% of Nova Ray, Inc., of which Marc Geriene is President and his brother Krist Geriene is Vice President Technical Product and a co-founder. Both Messrs Marc and Krist Geriene are assisting the Company and Larsen Laboratories on various aspects of the ATLIS(TM) field unit construction. Howard Collingwood, President and CEO of the Company, is also a director of Nova Marine, of which the Company owns a minority (10%) equity interest.

REPORT OF THE AUDIT COMMITTEE

     The Company's Audit Committee is composed of the Company's three non-employee directors. During the year 2004, the Audit Committee met one time. The Audit Committee has met with management and discussed the Company's internal controls, the quality of the Company's financial reporting, the results of internal and external audit examinations, and the audited financial statements. In addition, the Audit Committee has met with the Company's independent auditors, Cherry, Bekaert & Holland, L.L.P. and discussed all matters required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standards No. 61 (communication with audit committees). The Audit Committee received and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (independence discussions with audit committees), and considered with the auditors whether the provision of financial information systems design and implementation and other non- audit services provided by them to the Company during 2004 was compatible with the auditors' independence.

     In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which is responsible for the integrity of the Company's internal controls and its financial statements and reports, and the Company's independent auditors, who are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and for issuing a report on these financial statements.

     Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of any class of the Company's Common Stock to file initial reports of ownership and reports of changes of ownership of the Company's Common Stock. Such persons are also required to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and certain representations, no persons who were either a director, officer, or beneficial owner of more than 10% of the Company's common stock, failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act during the most recent fiscal year except the following. Mr. Marc Geriene, who became a director in November 2004, through an oversight, filed a late report on Form 3. Mr. Geriene does not own any shares of Ruby Mining Company directly but sits on the Board and is an officer of Nova Marine Explorations, Inc. which owns 1,050,000 shares of the Company's common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of August 31, 2005, the stock ownership of each person known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock, each officer and director individually and all officers and directors as a group.

                                                          OWNERSHIP AND PERCENT OWNERSHIP
NAME OF BENEFICIAL OWNER AND TITLE      CLASS                 SHARES        PERCENT

*G. Howard Collingwood, CEO (1)         Common               5,431,916       9.78%
P. O. Box 550466
Atlanta, GA 3035                        Fully Diluted        6,123,983       7.57%

*Murray D. Bradley, Jr., CFO (2)        Common                 814,000       1.46%
4893 Falling Leaf Court
Douglasville, GA 30135                  Fully Diluted        2,078,074       2.57%



                                                                              10




*Bill Boone                             Common                 530,000       0.95%
60 Fifth Avenue
New York, NY 10011

Walter Cytaki (3)                       Common               7,867,043      14.15%
PO Box 18247
River Rouge, MI 48218

*Marc Geriene(4)                        Common               1,050,000       1.89%
13600 NE 126th Place, Suite B
Kirkland, WA  98034-8720

James W. Larsen, former officer (5)     Common               2,915,520       5.24%
475 Oakleaf Trail
Suwanee, GA 30174                       Fully Diluted        5,315,520       6.57%

Jay Swallen, former director (6)        Common               1,012,500       1.82%
2349 Gulf Shore Blvd. N.
Naples, FL 34103

*Marc Wallace                           Common                 215,000       0.39%
611 Cliffgate Lane
Castle Rock, CA 80108

All directors & officers as a group     Common               9,053,416      16.29%
(6 persons)
                                        Fully Diluted (7)   11,009,557      13.60%

     *Directors

(1) Includes 1,444,100 shares in his IRA account, and 692,500 owned beneficially in HGC Global and 40,000 shares held by Collingwood Assets Management Trust for which Mr. Collingwood is beneficial owner. Does not include 100,000 options exercisable at $1.00, and, 100,000and 80,000 options exercisable at $1.00 beneficially owned by HGC Global and Collingwood Asset Management Trust, respectively, Also includes 412,067 three year warrants exercisable at $0.35 per warrant into unregistered shares.

(2) 208,000 are owned directly by Mr. Bradley and 606,000 are held by the Bradley-Johnson Family Fund, a partnership for which Mr. Bradley is Administrative Partner. Does not include 1,050,000 options exercisable into restricted shares at $0.25 each and 200,000 options exercisable into restricted shares at $1.00, and also includes 14,074 three year warrants exercisable at $0.35 per warrant into unregistered shares.

(3) Includes 7,488,043 shares in Walterwood, a partnership of which Mr. Cytaki is the owner, and 379,000 shares in a brokerage account.

(4) Includes 1,050,000 shares owned by Nova Marine Exploration, Inc. of which Marc Geriene is an officer and director.

(5) James W. Larsen was granted 2,400,000 options exercisable after six months into restricted shares at $0.25. Mr. Larsen was formerly an executive officer and a director.



                                                                              11



(6) 1,002,500 shares in J. L. Swallen Flint Trust and 10,000 in IRA of Barbara Swallen (wife).

(7) Includes all warrants and options outstanding at August 31, 2005 but not shares contingently issuable upon conversion of convertible notes or warrants to be issued upon future funding of tranches by the NIR Group.


     At August 31, 2005 there were a total of 80,942,400 shares, warrants and options outstanding.

NEPOTISM


     None of the Company's directors, director nominees, executive officers or key management is a party to any arrangement or understanding with any other person with respect to nomination as a director. There is no relationship by blood, marriage or adoption, not more remote than first cousin, between any of the Company's directors, director nominees or executive officers.

VOTE REQUIRED FOR PROPOSAL ONE


     If a quorum exists with respect to Proposal One regarding the election of directors, the candidates receiving the greatest number of affirmative votes will be elected as Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board unanimously recommends that shareholders vote "FOR" election of the 5 nominees for Director.


                                   PROPOSAL 2


 AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
   SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 350,000,000 SHARES AND TO
          AUTHORIZE 50,000,000 SHARES OF "BLANK CHECK" PREFERRED STOCK


     The Board of Directors has unanimously approved, subject to approval by the Shareholders, an amendment to the Company's Articles of Incorporation to increase the aggregate number of shares of common stock which the Company is authorized to issue from 100,000,000 shares to 350,000,000 shares and to authorize 50,000,000 shares of "blank check" preferred stock. If approved by the Shareholders, the amendment will become effective upon the filing of Articles of Amendment to the Company's Articles of Incorporation with the Colorado Secretary of State.

     The amendment will change the first paragraph of Article III of the Company's Articles of Incorporation to state in its entirety as follows:

     "The Corporation shall be authorized to issue an aggregate of Four Hundred Million (400,000,000) shares of capital stock. The authorized capital stock shall be divided into Common Stock and Preferred Stock. The Common Stock of the Corporation shall consist of Three Hundred Fifty

     Million (350,000,000) shares of Common Stock, par value $.001 per share. The Preferred Stock of the Corporation shall consist of Fifty Million (50,000,000) shares of Preferred Stock, par value $.001 per share.

     The Board of Directors of the Corporation is authorized, subject to limitations established by law and the provisions of this Article III, to issue shares of Preferred Stock, for which shares the Board of Directors of the Corporation shall have the power and authority to fix by resolution or resolutions, the powers, preferences and rights, including, but not limited to, voting rights, dividend rights, redemption rights, liquidation preferences, and conversion rights, and the qualifications, limitations or restrictions thereon, including, but not limited to, dividing the Preferred Stock into one or more classes or series having the same or different powers, preferences and rights and qualifications, limitations and restrictions as the Board of Directors shall fix by resolution or resolutions."

PURPOSE AND EFFECT OF THE AMENDMENT

     The Company's Articles of Incorporation currently authorizes the issuance of 100,000,000 shares of common stock and no shares of preferred stock. As of the record date, (i) 55,592,190 shares of common stock were issued and outstanding; (ii) stock options to purchase a total of 477,500 shares of common stock (the "options") at exercise prices ranging from $ 1.00 per share to $3.00 per share were also issued and outstanding; and (iii) warrants (including those warrants described below in the description of the Secured Financing already issued) to purchase a total of 24,872,710 shares of common stock (the "Warrants") at exercise prices ranging from $0.05 per share to $2.25 per share were also issued and outstanding.

     On June 27, 2005, the Company completed a financing involving the sale of $2,500,000 in secured convertible notes (the Secured Financing). The notes are to be purchased in three tranches: the first tranche is in the amount of $850,000, which the Company received on June 28, 2005; the second tranche in the amount of $800,000 upon the filing of a registration statement with the Securities and Exchange Commission; and the third tranche in the amount of $850,000 upon the effectiveness of the registration statement. The Company intends to use the proceeds from the financing for general corporate operations, registration, proxy expenses, and working capital.

     Under the terms of the notes, the unpaid principal balance of notes, together with any accrued interest thereon, are due and payable three years after the date of issuance. The unpaid principal balance on the notes that were purchased on June 27, 2005 is due on June 27, 2008. Interest is payable on the notes at 8% per annum, payable quarterly in cash, with six months of interest payable up front. However, the interest rate resets to zero percent for any month in which the stock price is greater than 125% of the initial market price, or $0.13, for each trading date during that month.

     The notes are secured by all of the Company's assets, including the Company's inventory, accounts receivable and intellectual property. The notes are also convertible. The purchasers of the notes have the right to convert their notes at any time into shares of the Company's common stock. The conversion price of the notes is equal to the lesser of (i) $0.15 and (ii) the average of the three lowest intra-day trading prices during the 20 trading days immediately prior to the conversion date discounted by 50%. However, in no event are the purchasers allowed to convert any portion of their notes in excess of that portion of the notes upon conversion of which the sum of the number of shares then beneficially owned by the purchasers and the number of shares issuable upon conversion of the portion of the notes then being converted would result in beneficial ownership by the purchasers of more than 4.99% of the Company's outstanding common shares.

     As further consideration to the purchasers of the notes, the Company is required to issued warrants to the purchasers to acquire an aggregate of 9,615,385 shares of the Company's common stock at an exercise price of $.25 per share (assuming all three tranches are funded, with warrants to acquire 3,269,228 shares having already been issued as a result of the completion of the funding of the first tranche). The warrants have a five year term from the date of issuance, with cashless exercise permitted in the event there is not an effective registration statement registering the warrants. Under the terms of the securities purchase agreement, the Company is required to have authorized and reserved for the purpose of issuance twice that number of shares of its common stock (the "200% Reserved Capital") necessary to provide for the full conversion of the outstanding notes and exercise of the outstanding warrants and the issuance of its common shares in connection therewith (based on the conversion price of the notes and exercise price of the warrants in effect from time to time) and as otherwise required by the notes. In accordance with the terms of the securities purchase agreement, 22,000,000 shares have been reserved with the Company's Transfer Agent for issuance upon conversion of the notes and additional notes and the exercise of the warrants issued to date. However, the Company has covenanted to use its best efforts to obtain the approval of its stockholders to increase the authorized capital to place the Company in a position to reserve sufficient shares of common stock to cover the 200% Reserved Capital. Based upon the conversion formulas in the securities purchase agreement, and assuming the funding of all three tranches, the Company would be required to reserve approximately 146,000,000 shares of its common stock to satisfy the 200% Reserved Capital requirement.

     The Company has a call option under the terms of the notes. The call option provides the Company with the right to prepay all of the outstanding notes at any time, provided there is no event of default by the Company and the Company's stock is trading at or below $0.13 per share. An event of default includes the failure by the Company to pay the principal or interest on the notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement. Prepayment of the notes is to be made in cash equal to either (i) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes; (ii) 130% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; and (iii) 145% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

     The Company also has a partial call option under the terms of the notes in any month in which the current price of its common stock is below the initial market price of $0.13. Under the terms of the partial call option, the Company has the right to pay the outstanding principal amount of the notes plus one-month's interest for that month, which will stay any conversions of the notes by the Purchasers for that month. The principal amount of the notes to be repaid is determined by dividing the then outstanding principal amount of the notes by the maturity of the notes in months, or 36.

     Consequently, as a result of the terms of the Secured Financing pertaining to reserving common stock as described above, the currently issued and outstanding Other Options and Warrants, and the proposal (Proposal 3 herein) to increase the number of shares available for issuance under the Company's 2002 Stock Option Plan, the Board of Directors believes that it is imperative to increase the authorized shares of common stock to the level set forth in this Proposal 2.

     Additionally, the Board of Directors believes that it is in the Company's and the shareholders' best interest to increase the number of authorized but unissued shares of Common Stock and to authorize the issuance of "blank check" preferred stock in order to have additional shares of capital stock and corporate flexibility available to meet the Company's future business needs as they arise. The proposed amendment to increase the Company's authorized capital will provide shares to issue in future financing transactions that will, in all likelihood, be required for the Company to implement its business strategies. The additional shares of common stock and the shares of preferred stock will also be available for various equity compensation and other employee benefit plans, to acquire other companies or their assets, to establish strategic relationships, joint ventures, alliances and partnerships, and for other corporate purposes.

     Except as otherwise specifically described herein regarding the potential future issuance of shares of common stock, the Company's management has no present arrangements, agreements, commitments, understandings or plans to issue any additional shares of common stock. The availability of additional shares of common stock and shares of preferred stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus avoid the time and expense of seeking shareholder approval in connection with the stock issuance. If this Proposal is approved by the shareholders, other than the approval that the Board is seeking in Proposal No. 2, the Board does not intend to solicit further shareholder approval before the issuance of additional shares, unless required by law, regulation or stock exchange rule.

     As noted above, the amendment to the Articles of Incorporation will authorize 50,000,000 shares of "blank check" preferred stock. The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the shareholders and the terms, rights and features of which are determined by the Board upon issuance. The authorization of such blank check preferred stock would permit the Board to authorize and issue preferred stock from time to time in one or more series or classes.

     The Board would be expressly authorized, at its discretion, to adopt resolutions to issue preferred shares, to fix the number of preferred shares and to change the number of preferred shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other annual rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the preferred shares constituting any series of the preferred stock, in each case without any further action or vote by the shareholders. The Board would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and the shareholders. The Board is seeking shareholder approval of an amendment to the Articles of Incorporation which would give the Board flexibility, without further shareholder action, unless otherwise required by law, regulation or stock exchange rule, to issue preferred stock on such terms and conditions as the Board deems to be in the best interests of the Company and its shareholders.

     The Company has no current plans, proposals or arrangements to issue any shares of preferred stock. Therefore, the terms, rights and features of a preferred stock subject to this proposal cannot be stated or predicted with certainty. It is not possible to state the effects of the proposed amendment upon the rights of holders of common stock until the Board determines the respective rights of the holders of one or more series of preferred stock. However, the issuance of shares of preferred stock pursuant to the Board's authority described above may adversely affect the rights of the holders of common stock. Specifically, the effects of such issuances of preferred stock could include (i) reduction of the amount of cash otherwise available for payment of dividends on common stock, if any, (ii) restrictions on dividends on common stock, (iii) dilution of the voting power of common stock, and (iv) restrictions on the rights of holders of common stock to share in the Company's assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated series of preferred stock. For example, preferred stock issued by the Company may rank prior to the common stock as to dividend rights, liquidation preferences or both, may have full or limited voting rights, and may be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock could decrease the amount of earnings and assets allocable to or available for distribution to holders of common stock and adversely affect the rights and powers, including voting rights of the common stock, and may discourage bids for the common stock or may otherwise adversely affect the market price of the common stock. Additionally, the issuance of common stock from the increased authorized shares if this Proposal is approved could cause dilution of the voting power of the existing shareholders.

POTENTIAL ANTI-TAKEOVER EFFECT

     The proposed amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the Proposal, nor is it part of a plan to adopt a series of anti-takeover measures. The increased number of authorized shares of common stock and the authorizing the issuance of preferred stock could discourage, or be used to impede, an attempt to acquire or otherwise change control of the Company. Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock or common stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board to issue such additional shares of common stock and preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if such change were to be favorable to shareholders generally. Although the Company has no present intent to use the additional authorized shares of common stock or the newly authorized shares of preferred stock for such purposes and this proposal is not part of a plan by management to adopt a series of anti-takeover provisions, if the amendment is adopted, more capital stock of the Company would be available for such purposes than is currently available. The Company is not presently aware of any pending or proposed takeover attempt.


VOTE REQUIRED FOR PROPOSAL TWO

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote at the Annual Meeting will be required to approve the proposed amendment, assuming a quorum is present.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors unanimously recommends that shareholders vote "FOR" the amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 350,000,000 shares and to authorize the issuance of 50,000,000 shares of "blank check" preferred stock.


                                   PROPOSAL 3


                AMENDMENT TO THE 2002 EMPLOYEE STOCK OPTION PLAN


     The Board of Directors adopted on August 15, 2005, subject to the approval by the stockholders, an amendment to the Company's 2002 Employee Stock Option Plan (the Option Plan") to increase from 4,500,000 to 9,500,000 the number of shares of the Company's common stock available for issuance under the Plan. The Company has in the past used, and intends in the future to use, stock options as incentive devices to motivate and compensate its salaried officers and other key employees and consultants, and believes that equity incentives represented by stock options enhances the Company's ability in attracting and retaining the best possible persons for positions of significant responsibility by providing its officers and other key employees and consultants with additional incentives to contribute to the Company's success.

     The Board of Directors also believes that the availability of such equity incentives can serve to facilitate acquisitions of companies, in whole or in part, and assets which will expand and/or enhance the implementation of the Company's business strategies. As of August 15, 2005, options to purchase an aggregate of 4,500,000 shares of common stock had been exercised under the Option Plan, leaving no options to purchase shares of common stock outstanding under the Option Plan and leaving no options to purchase shares of common stock available for future grants under the Option Plan as of such date.

     For options outstanding and exercisable at December 31, 2004, the exercise prices and average remaining lives of the options were as follows:


Options Outstanding                                                Options Exercisable
--------------------------------------------------------------     ---------------------------------

                                 Weighted-Average
                                 Remaining Life     Weighted-
Range of          Number         in                 Average          Number          Weighted-Average
Exercise Prices   Outstanding    Years              Exercise         Exercisable     Exercise Price
                  at 12/31/04                       Price            at 12/31/04

$  1.00             450,000          1.42           $  1.00            450,000          $   1.00
$  3.00              27,500           .64           $  3.00             27,500          $   3.00
                  --------------                                   ---------------

                    477,500          1.37           $  1.12            477,500           $  1.12
                  ==============                                   ===============

VOTE REQUIRED FOR PROPOSAL THREE

     Proposal Three requires that the votes cast in person or proxy by holders of the Company's common stock favoring the proposal exceed the votes cast by holders of the Company's common stock opposing the proposal, provided a quorum is present.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors unanimously recommends that the shareholders vote "FOR" approval of the amendment to the 2002 Employee Stock Option Plan.


                                   PROPOSAL 4


                   AMENDMENT TO CHANGE THE NAME OF THE COMPANY


     The Board of Directors adopted on August 15, 2005, subject to the approval by the shareholders, an amendment to the Company's Articles of Incorporation to change the name of the Company from Ruby Mining Company to "Admiralty Holding Company." the Board believes that the current name of the Company does not reflect the business or operations of the Company. The Company has conducted its operations, since the acquisition of the Company through the mechanism of a reverse merger in May 2001, through its wholly-owned subsidiary, Admiralty Corporation, and has sought to build value and public interest in the name "Admiralty." Consequently, management is of the opinion that the name of the company should be changed to "Admiralty Holdings Corporation."

VOTE REQUIRED FOR PROPOSAL FOUR

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote at the Annual Meeting will be required to approve the proposed amendment, assuming a quorum is present.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors unanimously recommends that shareholders vote "FOR" the amendment to the Articles of Incorporation to change the name of the Company from Ruby Mining Company to "Admiralty Holding Corporation."


                                   PROPOSAL 5


          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     The independent public accounting firm of Cherry, Bekaert & Holland, L.L.P., has been the Company's registered public independent accountants since fiscal year 2001. The Audit Committee has recommended and the Board of Directors has appointed Cherry, Bekaert & Holland, L.L.P., for purposes of auditing the consolidated financial statements of the Company for the fiscal year ending December 31, 2005. It is anticipated that representatives of Cherry, Bekaert & Holland, L.L.P., will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire, and to be available to respond to appropriate questions.

     The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cherry, Bekaert & Holland, L.L.P., the principal accountants for the audit of the Company; for assurance and related services related to the audit; for tax compliance, tax advice, and tax planning; and for all other fees for products and services are set forth below:

     AUDIT FEES. The aggregate fees billed by Cherry, Bekaert & Holland, L.L.P., for the years ended December 31, 2004 and 2003 for professional services rendered for the audit of the annual financial statements and review of the unaudited financial statements included in Forms 10-QSB of the Company were $29,598 and $28,757, respectively.

     AUDIT-RELATED FEES. There were no audit related fees billed in either of the two most recent fiscal years.

     TAX FEES. The aggregate fees billed by Cherry, Bekaert & Holland, L.L.P, in 2004 and 2003 for professional services rendered for tax compliance, tax advice, and tax planning were $2,956 and $2,600, respectively.

     ALL OTHER FEES. The aggregate fees billed by Cherry, Bekaert & Holland, LLP., in 2004 and 2003 for assistance with research on accounting matters, and review of evaluation done in 2004 and 2003 to the company were $6,091 and $2,433, respectively.

VOTE REQUIRED FOR PROPOSAL FIVE

     Proposal Five requires that the votes cast in person or proxy by holders of the Company's common stock favoring the proposal exceed the votes cast by holders of the Company's common stock opposing the proposal, provided a quorum is present.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors unanimously recommends that shareholders vote "FOR" ratification of the appointment of Cherry, Bekaert & Holland, L.L.P., as the Company's registered public independent accountants for fiscal year 2005.

                             ADDITIONAL INFORMATION

     The Company will provide without charge to any person from whom a Proxy is solicited by the Board of Directors, upon the written request of such person, a copy of the Company's Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2004, excluding certain exhibits thereto, as filed with the Securities and Exchange Commission. Written requests for such information should be directed to Murray D. Bradley, Jr., Chief Financial Officer and Secretary-treasurer, Ruby Mining Company, P.O. Box 2240, Dallas, GA 30132.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. However, if any other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying Proxy to vote the shares they represent on such business in accordance with their best judgment. In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed Proxy and date, sign and return it promptly in the postage prepaid envelope provided. The signing and delivery of a Proxy by no means prevents one from attending the Annual Meeting.

                                        By order of the Board of Directors,


                                        Murray D. Bradley, Jr.
                                        CFO and Secretary-Treasurer

September 22, 2005.

                       PROXY - RUBY MINING COMPANY - PROXY
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned common stockholder of Ruby Mining Company (the "Company") acknowledges receipt of the Notice of Annual Meeting of the Shareholders to be held on Monday, October 31, 2005, at 10:00 a.m., Eastern Daylight Time, at the Hilton Savannah DeSoto Hotel, 15 Liberty Street, Savannah, Georgia, 31401, and hereby appoints Messrs. G. Howard Collingwood and Murray D. Bradley, Jr., or any of them, each with full power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting of Shareholders and at all adjournments or postponements thereof, hereby ratify and confirm all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:


1. To elect five (5)directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

         [ ] FOR all nominees listed below (except as marked to the contrary below)

         [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

             G. Howard Collingwood; Murray D. Bradley, Jr.; Captain Bill Boone;

             Marc Wallace; Marc Geriene


2. To approve the proposed amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 350,000,000 shares and to authorize 50,000,000 shares of "blank check" preferred stock:

                          [  ]  FOR                  [  ]  AGAINST


3. To amend the Company's 2002 Stock Option Plan to authorize an additional 5,000,000 shares of common stock to be made available for issuance under the plan:

                          [  ]  FOR                  [  ]  AGAINST


4. To approve the proposed amendment to the Company's Articles of Incorporation to change the name of the Company from Ruby Mining Company to "Admiralty Holding Corporation":

                          [  ]  FOR                  [  ]  AGAINST

5. To ratify the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company's registered public independent accountants for the fiscal year ending December 31, 2005;

                          [  ]  FOR                  [  ]  AGAINST

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

                          [  ]  FOR                  [  ]  AGAINST


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND VOTED FOR PROPOSALS 2, 3, 4, 5 and 6.


Dated:___________________________________, 2005



_________________________________________
Signature of Stockholder



________________________________________
Signature of Stockholder


        Please sign your name exactly as it appears on your share certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing. Please sign, date, and return this Proxy Card immediately.

NOTE: Securities dealers or other representatives please state the number of shares voted by this Proxy.